EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL, AND THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S OF THE U.S. SECURITIES ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

BROKERED PRIVATE PLACEMENT OF UNITS

(Canada, U.S. and International Jurisdictions)

INSTRUCTIONS FOR PURCHASERS

In order to participate in the Offering, you must deliver the following documents to the applicable Underwriter or U.S. Affiliate, as may be applicable, pursuant to Section 3(a) of the Terms and Conditions.

ALL PURCHASERS MUST:
☐	Read this Subscription Agreement.
☐	Complete and execute page ii of this Subscription Agreement and complete pages iii to v, as applicable.
☐	Read and complete the Accredited Investor Certificate attached as Schedule A.

ALL PURCHASERS RESIDENT IN CANADA MUST ALSO:
☐	Complete and execute the Purchaser Certificate attached as Schedule B and, if required, the Individual Risk Acknowledgment Form attached as Attachment 1 to Schedule B.

ALL PURCHASERS RESIDENT IN A JURISDICTION OUTSIDE OF CANADA AND THE UNITED STATES MUST ALSO:
☐	Complete and execute the International Purchaser Certificate attached as Schedule C.

IMPORTANT: NON-INDIVIDUAL PURCHASERS:
☐	If the Purchaser is not an individual and: (i) holds, or will hold upon completion of the Offering, 5% or more of the issued and outstanding Common Shares; (ii) is, or will upon completion of the Offering, be an Insider; or (iii) is member of the Aggregate Pro Group, complete and execute the Form 4C – Corporate Placee Registration Form attached as Schedule D (to the extent necessary).

PAYMENT:
☐	Make payment for the Units as required by Section 2 of the Terms and Conditions.

A completed and executed copy of this Subscription Agreement, including the items required to be completed as set out above, must be delivered by no later than 1:00 p.m. (Vancouver time) on September 17, 2025 to Haywood Securities Inc., 700 – 200 Burrard Street, Vancouver, BC V6C 3L6, Attention: Michelle Jankovich, Email: [***].

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SUBSCRIPTION AGREEMENT

FOR UNITS OF BUNKER HILL MINING CORP.

(Canada, U.S. and International Jurisdictions)

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Underwriter”) for and on behalf of a syndicate of underwriters (collectively, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase from the Company the number of units of the Company (the “Units”) set forth below for the aggregate subscription price set forth below, representing a subscription price of US$0.08711 per Unit (the “Offering Price”), upon and subject to the terms and conditions, and the covenants, representations and warranties set forth in this Subscription Agreement (as defined herein), including the attached terms and conditions (the “Terms and Conditions”).

Each Unit consists of one share of common stock (“Common Share”) of the Company (each, a “Unit Share”) and one Common Share purchase warrant (a “Warrant”), with each Warrant entitling the holder to purchase one Common Share (a “Warrant Share” and, together with the Unit Shares and the Warrants, the “Securities”) at an exercise price of C$0.17 per Warrant Share for a period of 60 months following the Closing Date (as defined herein).

Unless the context otherwise requires, all references in this agreement to the “Units” shall include any Additional Units (as defined herein) issued pursuant to the Underwriters’ Option (as defined herein) and all references to the “Offering” shall include the exercise of the Underwriters’ Option.

This subscription agreement, the Terms and Conditions and the completed and executed schedules attached hereto, as applicable, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions and agrees that the Company and the Underwriters may rely upon the covenants, representations and warranties contained in this Subscription Agreement.

All references to currency in this Subscription Agreement are to the lawful money of Canada, unless otherwise stated.

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Number of Units: ________________ xUS$0.08711	Aggregate Subscription Price: US$_____________________

Purchaser’s Information and Signature:	Registration Instructions (if different) (which may be superseded by instructions from the Underwriters):

Name of Purchaser (please print)	Name

Signature (of individual or authorized signatory)	Account Reference, if applicable

Official Capacity or Title (of authorized signatory, if applicable)

(Please print name of signatory if different from the name of the Purchaser printed above.)	Address, including postal code/zip code

Purchaser’s Address, including Province/State and Country:	Delivery Instructions (if different):

Name

Account Reference, if applicable

Address, including postal code/zip code

Telephone Number: _____________________________	Telephone Number and Contact Name
E-mail Address: ________________________________

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Beneficial Purchaser Information

Name of beneficial Purchaser (“Beneficial Purchaser”) (if not the same as the Purchaser):	Beneficial Purchaser’s Telephone Number:

Name of Beneficial Purchaser (please print)

Beneficial Purchaser’s Address, including Province/State and Country:	Beneficial Purchaser’s E-mail Address:

Principal Information

If the Purchaser is signing as an agent for a principal and is not deemed to be purchasing as principal as set out below, the Purchaser hereby represents and warrants that the name and residential address of such principal is as follows:

Principal’s Telephone Number: ___________________________________________

Name of Principal (please print)
Principal’s Address, including Province/State and Country:	Principal’s E-mail Address:

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Additional Purchaser Information

Present Ownership of Securities

The Purchaser either [check appropriate box]:

☐	owns directly or indirectly, or exercises control or direction over, no Common Shares or securities convertible into Common Shares; or

☐	owns directly or indirectly, or exercises control or direction over, _________________ Common Shares and convertible securities entitling the Purchaser to acquire an additional _________________ Common Shares.

Insider Status

The Purchaser either [check appropriate box]:

☐	is an “insider” of the Company as defined under applicable Canadian securities law, namely:

(a)	a director or an officer of the Company,

(b)	a director or an officer of a person or company that is itself an insider or a subsidiary of the Company,

(c)	a person that has

(i)	beneficial ownership of, or control or direction over, directly or indirectly, or

(ii)	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of the Company carrying more than 10% of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

(d)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

☐	is not an “insider” of the Company.

Registrant Status

The Purchaser either [check appropriate box]:

☐	is a “registrant” as defined under applicable Canadian securities law: “registrant” means a person registered or required to be registered under applicable Canadian securities law; or

☐	is not a “registrant”.

U.S. Purchaser Status:

☐	is a “U.S. Purchaser” as defined in the Terms and Conditions; or

☐	is not a “U.S. Purchaser”.

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Additional Purchaser Information (cont.)

Aggregate Pro Group Status

The Purchaser either [check appropriate box]:

☐	is a member of the “Aggregate Pro Group” as defined in the policies of the TSX Venture Exchange; or

☐	is not a member of the “Aggregate Pro Group”

Corporate Placee Form

The Purchaser, if not an individual and: (i) holds, or will hold upon completion of the Offering (as defined herein) 5% or more of the issued and outstanding Common Shares; (ii) is, or will upon completion of the Offering, be an Insider; or (iii) is member of the Aggregate Pro Group, either [check the appropriate box]:

☐	has a current Form 4C – Corporate Placee Registration Form on file with the TSX Venture Exchange, and hereby represents and warrants that there has been no change to any of the information therein; or

☐	has completed and returned with this Subscription Agreement a duly executed Form 4C – Corporate Placee Registration Form in the form attached hereto as Schedule D for filing with the TSX Venture Exchange

ACCEPTANCE: The Company hereby accepts the above subscription subject to the Terms and Conditions of this Subscription Agreement and the Company covenants, represents and warrants to the Purchaser that the Purchaser shall have the benefit of the representations and warranties made by the Company to the Underwriters in the Underwriting Agreement (as defined herein) as if such representations and warranties were made by the Company in this Subscription Agreement and such representations and warranties are true and correct in all material respects as of the Closing Date (save and except as waived by the Underwriters) and that the Purchaser is entitled to rely thereon.

BUNKER HILL MINING CORP.

Per:	___________________________________	DATED as of ______________, 2025.
Name:	Gerbrand van Heerden
Title:	Chief Financial Officer & Corporate Secretary

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IMPORTANT NOTES:

RESALE RESTRICTIONS

The Securities are subject to resale restrictions prescribed by securities laws in Canada and the United States (regardless of the domicile of the Purchaser). Canadian securities law prescribes a hold period which restricts the resale of the Securities until the date that is four (4) months and a day after the Closing Date. In addition, the Securities are subject to a minimum six-month hold period under United States securities laws (regardless of the domicile of the Purchaser). The Securities have not been registered under the U.S. Securities Act and are accordingly subject to resale restrictions under the U.S. Securities Act. Physical certificates or direct registration statements (“DRS”) representing the Securities will be endorsed with appropriate restrictive legends. The Company will undertake to file a registration statement (the “Registration Statement”) under the U.S. Securities Act and to cause the Registration Statement to become effective, in order to permit the resale of the Securities without restriction in the United States. There is no guarantee that the Registration Statement to be filed by the Company with respect to the Securities will become effective.

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SUBSCRIPTION AGREEMENT

TERMS AND CONDITIONS

1.	Acceptance

In consultation with the Underwriters, the Company may accept or reject this Subscription Agreement in whole or in part at any time prior to the Closing Time (as defined herein) and the Company, in consultation with the Underwriters, has the right to allot to any Purchaser less than the amount of the Units subscribed for. Pursuant to the terms of the Underwriting Agreement to be entered into by the Company with the Underwriters on or prior to the Closing Date (the “Underwriting Agreement”), the Underwriters will arrange, on a “bought deal” private placement basis, for substituted purchasers to purchase the Units under the Offering. In accordance with the terms and conditions of the Underwriting Agreement, and subject to the Terms and Conditions of this Subscription Agreement, upon acceptance by the Company of this subscription (in whole or in part), the Purchaser will be obliged to purchase from the Company the number of Units in respect of which this subscription has been accepted. The terms of the Offering are further details in Schedule E – Term Sheet, attached hereto.

2.	Payment

Payment of the Subscription Amount must accompany this subscription. The Purchaser shall deliver the aggregate amount payable in respect of the Units subscribed for hereunder to the applicable Underwriter, or with respect to any Purchaser who is a “U.S. Person” (as defined in Rule 902(k) of Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee is a U.S. Person, and any partnership or corporation organized or incorporated under the laws of the United States), to the U.S. Affiliate, in each case at or before the Closing Time on the Closing Date, by wire, certified cheque or bank draft to the applicable Underwriter or U.S. Affiliate, as the case may be, or payable in such other manner as may be specified by the Underwriters.

3.	Deliveries

(a)	the Purchaser will complete, sign and return to the Lead Underwriter this Subscription Agreement to the email address on the face page hereof, together will all documents required by applicable Securities Laws (as defined below) for delivery to the Company on behalf of the Purchaser, including the following documents, as soon as possible and, in any event not later than 1:00 p.m. (Vancouver time) on September 17, 2025:

(i)	a completed and executed copy of the “Accredited Investor Certificate” attached hereto as Schedule A (the “Accredited Investor Certificate”);

(ii)	if the Purchaser is a resident of Canada, a completed and executed copy of the Purchaser Certificate in the form attached as Schedule B hereto (the “Purchaser Certificate”);

(iii)	if the Purchaser is an individual and is relying on the exemption in Section 7(bb) of this Subscription Agreement, a completed and executed a copy of the risk acknowledgment form attached as Attachment 1 to Schedule B (the “Individual Risk Acknowledgment Form”);

(iv)	if the Purchaser is a resident of an International Jurisdiction (as defined below), a completed and executed copy of the Purchaser certificate in the form attached as Schedule C (the “International Purchaser Certificate”);

(v)	if the Purchaser is not an individual and: (i) holds, or will hold upon completion of the Offering, 5% or more of the issued and outstanding Common Shares; (ii) is, or will upon completion of the Offering be, an Insider; or (iii) is a member of the Aggregate Pro Group, one completed and executed TSX Venture Exchange (“TSXV”) Form 4C – Corporate Placee Registration Form, in the form attached hereto as Schedule D, if the Purchaser does not have a current Form 4C on file with the TSXV; and

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(vi)	such other documents as may be reasonably requested by the Company or the Underwriters.

The Purchaser acknowledges and agrees that this offer and all other documents, delivered in connection with this Subscription will be held by the Underwriters until such time as the conditions set out in the Underwriting Agreement are satisfied by the Company or waived by the Underwriters.

(b)	Any obligation of the Company to sell the Units to the Purchaser is subject to: (i) acceptance of this Subscription Agreement by the Company; (ii) performance by the Purchaser of its covenants under and in accordance with this Subscription Agreement; (iii) the truth and accuracy, at the time of acceptance of this Subscription Agreement and at the Closing Date, of the Purchaser’s representations and warranties in this Subscription Agreement; (iv) the terms and conditions contained in the Underwriting Agreement for the benefit of the Company being complied with to the satisfaction of the Company or waived by the Company; (v) the distribution of the Unit Shares and the Warrants comprising the Units to the Purchaser being exempt from the prospectus requirements of applicable Securities Laws (as defined herein); (vi) the Company having obtained all required regulatory approvals to permit the completion of the sale of the Units, including the approval of the TSXV; and (vii) the Purchaser executing and delivering all requisite documentation as required by this Subscription Agreement and applicable Securities Laws with respect to the purchase of the Units.

(c)	The Purchaser understands that the information provided herein will be relied upon by the Company, the Underwriters and, as applicable, the U.S. Affiliates for purposes of determining the eligibility of the Purchaser to purchase the Units. The Purchaser agrees to provide, upon request, any additional information that the Company or the Underwriters determines necessary or appropriate in determining the Purchaser’s eligibility.

(d)	If the Purchaser is acting as trustee, agent, representative or nominee for a Beneficial Purchaser, the Purchaser understands and acknowledges that the representations, warranties, and agreements made herein are made by the Purchaser, with respect to the Purchaser, and with respect to the Beneficial Purchaser. Unless the context otherwise requires or as specifically stated, references to the Purchaser in this Subscription Agreement are to the Purchaser and any such Beneficial Purchaser.

(e)	For the purposes hereof, “Securities Laws” means the securities laws, regulations and rules, blanket rulings, policies and written interpretations of and multilateral or national instruments adopted by the securities regulators of each of the provinces and territories of Canada, as well as the securities laws, regulations and rules of the United States. For the purposes hereof, “Business Day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia or Toronto, Ontario.

4.	Closing

(a)	Closing of this subscription for the Units (the “Closing”) will be completed electronically at such time (the “Closing Time”) and date (the “Closing Date”) as the Underwriters and the Company may agree. If, at the Closing Time, the terms and conditions contained in the Underwriting Agreement have been complied with to the satisfaction of the Underwriters or waived by the Underwriters, the Underwriters shall deliver to the Company (a) all completed subscription agreements that were not delivered to the Company directly, including, if applicable, this Subscription Agreement, and (b) the net subscription proceeds (less any commissions payable and any expenses owing), against (i) delivery by the Company of certificates or DRS representing the Unit Shares and the Warrants, and (ii) delivery by the Company of such other documentation as may be required by the Underwriters.

(b)	Each Underwriter retains the right to exercise or not to exercise, as it determines in its sole discretion, the rights of termination in the Underwriting Agreement, and such Underwriter shall have no liability to the Purchaser whatsoever in connection with any such decision.

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(c)	If the Closing does not otherwise occur, the Underwriters, the Company or their respective counsel, as applicable, shall return this Subscription Agreement and any funds, certified cheques and bank drafts delivered by the Purchaser to the Underwriters representing the purchase price for the Units, without interest, to the Purchaser.

5.	Authority of the Underwriters

The Purchaser hereby:

(a)	appoints the Underwriters, with full power of substitution, as its agent to act as its representative at the Closing, including to approve any opinions, certificates or other documents addressed to the Purchaser and provided for by the Underwriting Agreement, to file and record any document necessary to accept delivery of the Units on the Closing Date, to complete or correct any errors or omissions in this Subscription Agreement on behalf of the Purchaser, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for the Units in respect of which this subscription is accepted and all other documentation;

(b)	irrevocably authorizes the Underwriters to negotiate and settle the Underwriting Agreement and any other agreement to be entered into in connection with the Offering and to waive on its own behalf and on behalf of the holders of Units in whole or in part, or extend the time for compliance with, any of the Closing conditions in such manner and on such terms and conditions as the Underwriters may determine, acting reasonably; and

(c)	acknowledges and agrees that the Underwriters and the Company may vary, amend, alter or waive, in whole or in part, one or more of the terms set forth in the Underwriting Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, and that any such variation, amendment, alteration or waiver shall not affect in any way the obligations of the Purchaser or such others for whom the Purchaser is contracting hereunder; provided, however, that the Underwriters shall not vary, amend, alter or waive any such term or condition where to do so would result in a material change to any of the material attributes of the Securities described herein.

This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged by the Purchaser. This power of attorney and other rights and privileges granted under this section will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Purchaser. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Purchaser. Any person dealing with the Underwriters may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Underwriters pursuant to this power of attorney are authorized and binding on the Purchaser, without further inquiry. The Purchaser agrees to be bound by any representations or actions made or taken by the Underwriters pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Underwriters taken in good faith under this power of attorney relating to the Offering.

6.	Acknowledgements of the Purchaser

The Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, agrees and acknowledges that:

(a)	The Purchaser understands that the Units subscribed for by the Purchaser hereunder form part of a larger offering by the Company of 150,000,000 Units at the Offering Price for aggregate gross proceeds of C$18,000,000 and 225,000,000 Units at a price of US$0.08711 per Unit for aggregate gross proceeds of US$19,599,750 (collectively, the “Offering”).

(b)	In connection with the Offering, the Underwriters have been granted an option (the “Underwriters’ Option”) to increase the size of the Offering by up to 56,250,000 additional Units (the “Additional Units”) at the Offering Price per Additional Unit, for additional gross proceeds of up to C$6,750,000, on the same terms and conditions as the Units, and the Underwriters’ Option shall be exercisable by the Lead Underwriter on behalf of the Underwriters, in whole or in part, at any time up to 48 hours before the Closing Date.

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(c)	Each Unit will consist of one Unit Share and one Warrant.

(d)	Each Warrant shall entitle the holder to acquire one Warrant Share at a price of C$0.17 per Warrant Share for a period of 60 months following the date of issuance.

(e)	The Warrants issued in connection with the Offering shall be created and issued pursuant to a warrant indenture to be entered into on the Closing Date (the “Warrant Indenture”) between the Company and a warrant agent as may be acceptable to the Company and the Underwriters, acting reasonably. The description of the Warrants herein is a summary only and is subject to the detailed provisions of the Warrant Indenture pursuant to which the Warrants will be issued. In the event of any inconsistency between the provisions hereof and the provisions and the Warrant Indenture, the provisions of the Warrant Indenture will prevail and take precedence.

(f)	No fractional Unit Shares or Warrants will be issuable under the Offering and any fractional entitlements will be rounded down to the nearest whole Unit Share or Warrant, as applicable.

(g)	There is no market for the Warrants and none is expected to develop.

(h)	This subscription is subject to rejection or acceptance by the Company in whole or in part, is effective only upon acceptance by the Company and the Company reserves the right to close the subscription books at any time without notice.

(i)	The Offering is not, and under no circumstance is to be construed as, a public offering of the Securities. The Offering is not being made, and this subscription does not constitute an offer to sell or the solicitation of an offer to buy the Units in any jurisdiction where, or to any person whom, it is unlawful to make such an offer or solicitation.

(j)	The Offering is also conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Securities under applicable Securities Laws, or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement.

(k)	The Purchaser is aware that the investment is highly speculative and that the Purchaser may lose the entire amount of his, her or its investment.

(l)	The Purchaser understands that the business of the Company is in a pre-revenue phase, and so acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the Company or that the Company will be profitable in the future.

(m)	The Purchaser has been advised to seek independent legal and tax advisors and is solely responsible for obtaining independent legal, income tax and investment advice with respect to its subscription for Units and has had the opportunity to acquire an understanding of the meanings of all of the terms and definitions contained herein for the purposes of giving the acknowledgements, representations, warranties, undertakings and covenants contained in this Subscription Agreement.

(n)	No securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities.

(o)	There is no government or other insurance covering the Securities.

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(p)	There are hold periods and other restrictions that limit the Purchaser’s ability to resell the Securities except under limited exemptions available under applicable Securities Laws, and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities.

(q)	The Securities are subject to resale restrictions under both Canadian and U.S. securities laws which, in the absence of qualification of a prospectus in Canada and or effectiveness of a registration statement, if any, require, among others, a hold period before the Securities may be resold.

(r)	The Company has hereby provided the Purchaser with written notice pursuant to section 2.5(2)(3.1) of National Instrument 45-102 – Resale of Securities that:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE CLOSING DATE].”

(s)	There is no guarantee that the Registration Statement shall be declared effective by the United States Securities and Exchange Commission;

(t)	The offer to purchase made by this subscription is irrevocable (subject to the Purchaser’s right to terminate its obligations in Section 13) and requires acceptance by the Company.

(u)	The Company has advised the Purchaser that the Company is relying on an exemption from the requirements to provide the Purchaser with a prospectus and other applicable Securities Laws and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia) and other applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

(v)	No prospectus or registration statement has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the Offering and the Offering is exempt from the prospectus and registration statement requirements and the requirements to sell securities through a registered dealer available under the provisions of applicable Securities Laws, and as a result:

(i)	the Purchaser is restricted from using most of the civil remedies available under applicable Securities Laws;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under applicable Securities Laws;

(iii)	the common law may not provide the Purchaser with an adequate remedy in the event that it suffers investment losses in connection with the Units acquired pursuant to the Offering; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

(w)	The Unit Shares and the Warrants comprising the Units may, at the election of the applicable Underwriter, be issued as global certificates in favour of the Underwriter which may be delivered in electronic form or such other basis as such Underwriter determines.

(x)	The Company may complete additional financings in the future in addition to the Offering, and there is no assurance that such additional financing will be available and, if available, on reasonable terms. Any such future financings may have a dilutive effect on then current stockholders, including the Purchaser.

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7.	Representations, Warranties and Covenants of the Purchaser

By executing this Subscription Agreement, the Purchaser, on its own behalf, and if applicable, on behalf of a Beneficial Purchaser, represents, warrants and covenants to the Company, the Underwriters and, as applicable, the U.S. Affiliates that:

(a)	the Purchaser:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Securities;

(ii)	is capable of assessing the proposed investment in the Securities as a result of the Purchaser’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Securities and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Securities;

(b)	if the Purchaser is an individual, the Purchaser is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and has all requisite legal capacity and competence to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Purchaser hereunder;

(c)	if the Purchaser is not an individual, the Purchaser has the requisite power, authority and legal capacity to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Purchaser hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Subscription Agreement has been duly authorized to do so;

(d)	if the Purchaser is a body corporate, the Purchaser is incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization;

(e)	if the Purchaser is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable against the Purchaser in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(f)	if the Purchaser is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Purchaser is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(g)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions contemplated hereby will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents, by-laws or resolutions of the Purchaser (if not an individual), the Securities Laws or any other applicable law, any agreement (written or oral) to which the Purchaser is a party or any applicable regulation, judgment, decree, order, statute or ruling to which the Purchaser is bound;

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(h)	the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable Securities Laws and except as disclosed in writing to the Company and the Underwriters, the Purchaser does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Company;

(i)	no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser (other than those required by or of the Company and the Underwriters) in connection with the execution and delivery by the Purchaser of this Subscription Agreement or the consummation by the Purchaser of the transactions contemplated hereby;

(j)	no person has made any written or oral representation to the Purchaser that any person will resell or repurchase the Securities or refund any of the purchase price of the Units, or that the Securities will be listed on any exchange or quoted on any quotation and trade reporting system, other than as set out herein, or that an application has been made or will be made to list any such security on any exchange or quote the security on any quotation and trade reporting system;

(k)	the Purchaser is resident, or if not an individual, has a head office, in the jurisdiction indicated on page ii of this Subscription Agreement and such address was not created and is not used solely for the purpose of acquiring the Units. The purchase by and sale to the Purchaser of the Units, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale, has occurred only in such jurisdiction and the Purchaser intends that the Securities Laws of such jurisdiction govern such sale to and purchase by the Purchaser;

(l)	the Purchaser is entitled under applicable Securities Laws to purchase such Units without the benefit of a prospectus or registration statement qualified under such Securities Laws;

(m)	the Purchaser is not relying on any verbal or written representations as to a fact relating to the Company, and the Purchaser acknowledges that neither the Company nor the Underwriters nor, as applicable, the U.S. Affiliates have made any verbal or written representations, warranties or covenants relating to (i) the business of the Company, except for factual statements about the Company as set forth in this Subscription Agreement and the Underwriting Agreement, which statements are made as of the respective dates thereof, or (ii) the future value or price of the Securities;

(n)	the Purchaser understands that he, she or it will not be able to resell the Securities until the expiry of the applicable hold period under applicable Securities Laws except in accordance with limited exemptions and in compliance with other requirements of applicable law, and the Purchaser (and not the Company or the Underwriters or, as applicable, the U.S. Affiliates) is responsible for compliance with applicable resale restrictions or hold periods and will comply with all applicable Securities Laws in connection with any resale of the Securities;

(o)	the Purchaser will execute and deliver within the applicable time periods all documentation as may be required by applicable Securities Laws to permit the purchase of the Units on the terms set out herein and, if required by applicable Securities Laws or stock exchange rules, the Purchaser will execute, deliver, file and otherwise assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Units by the Purchaser as may be required by any applicable Securities Laws, securities commission, stock exchange or other regulatory authority;

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(p)	the Purchaser is aware that, the certificates or DRS evidencing the Securities will be endorsed with legends setting out resale restrictions under applicable Securities Laws in substantially the following form(s):

“THE SECURITIES REPRESENTED HEREBY [FOR WARRANTS INCLUDE: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

[FOR WARRANTS ONLY: “THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”]

and, if the Purchaser is located in or subject to the applicable Securities Laws of a province or territory of Canada, the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE CLOSING DATE].”

and, if the Purchaser further acknowledges that the certificates or DRS representing the Securities, may, in certain circumstances, bear the following legend as required by the TSXV:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [THE DATE WHICH IS FOUR MONTHS AND ONE DAY AFTER THE APPLICABLE CLOSING DATE WILL BE INSERTED].”;

(q)	the Purchaser has not received and does not expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Purchaser’s purchase of the Units, the offer of Units does not constitute a recommendation to purchase the Units or financial product advice and none of the Company or the Underwriters have had regard to the Purchaser’s particular objectives, financial situation and needs;

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(r)	the Purchaser acknowledges that the Underwriters are acting solely as underwriters for the Company in connection with the Offering and not as financial advisors to the Purchaser or as an agent to the Purchaser;

(s)	Blake, Cassels & Graydon LLP (“Blakes”) is acting solely as Canadian legal counsel to the Company, and Bennett Jones LLP (“Bennett Jones”) is acting solely as Canadian legal counsel to the Underwriters, and neither is acting as counsel to the Purchaser or assumes any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any of the information furnished to the Purchaser in connection with the Offering;

(t)	the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than an annual or interim report, financial statements or any other document the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the purchase of the Securities;

(u)	other than the Underwriters or as otherwise described in Section 10, the Purchaser confirms that there is no person acting or purporting to act on behalf of the Purchaser in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any other person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units on account of the Purchaser’s subscription, the Purchaser covenants to indemnify and hold harmless the Company and the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(v)	the Purchaser agrees that it is solely responsible for obtaining such legal, tax and other advice as the Purchaser considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereunder;

(w)	the Purchaser will not resell or otherwise transfer the Securities except in accordance with the provisions of any applicable Securities Laws;

(x)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Company or the Underwriters in filing such reports, undertakings and other documents with respect to the subscription for and issuance of the Securities;

(y)	the Purchaser is not engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations;

(z)	the Purchaser is not a Control Person of the Company and will not become a Control Person of the Company by virtue of its subscription for Units hereunder and the Purchaser does not intend to act in concert with any other person or persons to form a control group of the Company;

(aa)	the Purchaser is purchasing the Units with the benefit of a prospectus exemption provided by National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) and is either: (i) purchasing the Units as principal for its own account and not for the benefit of any other person; or (ii) if it is not purchasing as principal it is either: (A) deemed to be purchasing the Units as principal for its own account in accordance with applicable Securities Laws; or (B) acting as trustee, agent, representative or nominee for a Beneficial Purchaser (whose identity is disclosed on page iii of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other person;

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(bb)	the Purchaser is purchasing the Units with the benefit of a prospectus exemption and is an “accredited investor”, as such term is defined in NI 45-106, such that one or more of the categories set out in Part B of Schedule B correctly and in all respects describes the Purchaser, and the Purchaser has so indicated by initialling the box opposite each category on such certificate which so describes it and certified the same by executing the certificate, and if the Purchaser is an individual, he or she has executed and delivered to the Underwriters an Individual Risk Acknowledgment Form;

(cc)	if the Purchaser is an “accredited investor” in reliance on paragraph (m) of the definition of “accredited investor” in Section 1.1 of NI 45-106, the Purchaser was not created or used solely to purchase or hold securities as an accredited investor under that paragraph (m);

(dd)	the Purchaser will not offer or sell the Securities unless such securities are registered under the U.S. Securities Act and the laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Purchaser will not resell the Securities except in accordance with the provisions of applicable Securities Laws;

(ee)	the Purchaser confirms, represents and warrants that the Purchaser and any Beneficial Purchaser for whom it is acting as agent or trustee, is an “accredited investor” (an “Accredited Investor”), as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, and the Purchaser has concurrently completed and executed Schedule A to the Subscription Agreement indicating which category of Accredited Investor that the Purchaser and any such Beneficial Purchaser satisfies;

(ff)	if the Purchaser, or a Beneficial Purchaser, if any, for whom it is acting as agent or trustee, is resident in or otherwise subject to applicable Securities Laws of a jurisdiction other than Canada and the United States, the Purchaser confirms, represents and warrants that:

(i)	the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the jurisdiction in which the Purchaser is resident (the “International Jurisdiction”) and which would apply to this Subscription Agreement;

(ii)	the Purchaser is purchasing the Units, as principal, pursuant to exemptions from the prospectus, financial promotion and/or registration requirements or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Units under the applicable Securities Laws of the International Jurisdiction without the need to rely on any exemptions;

(iii)	all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of the securities occurred outside of Canada and the United States;

(iv)	no offer was made to the Purchaser in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States;

(v)	the applicable Securities Laws of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities;

(vi)	the delivery of this Subscription Agreement, the acceptance hereof by the Company and the purchase of the Units by the Purchaser complies with all applicable laws of the International Jurisdiction and all other applicable laws and does not trigger: (i) any obligation to prepare and file a prospectus, registration statement or similar document, or any other report or notice with respect to such purchase in the International Jurisdiction or to register the Securities; or (ii) any continuous disclosure reporting obligations of the Company in the International Jurisdiction; or (iii) any registration obligation of any Underwriter in the International Jurisdiction; and

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(vii)	the Purchaser will, if requested by the Company, the Underwriters or their respective counsel, deliver to the Company and the Underwriters a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii) to (vi) above to the satisfaction of the Company, the Underwriters and their respective counsel, acting reasonably;

(gg)	except for its knowledge regarding its subscription for Units hereunder, it has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (British Columbia)) in the affairs of the Company that has not been generally disclosed; and

(hh)	the funds to purchase the Units which will be advanced by the Purchaser to the Company and the Underwriters will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), and the Purchaser acknowledges that the Company and the Underwriters may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA; and none of the funds to be provided by the Purchaser hereunder (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified by the Purchaser; and the Purchaser will promptly notify the Company and the Underwriters if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company and the Underwriters with appropriate information in connection therewith.

(ii)	the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required, the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Units were legally derived.

8.	Reliance upon Representations, Warranties and Covenants by the Company, the Underwriters and the U.S. Affiliates

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made with the intent that they may be relied upon by the Company, the Underwriters, the U.S. Affiliates (as applicable) and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Units, including without limitation the availability of exemptions from the registration and prospectus requirements of applicable Securities Laws in connection with the issuance of the Unit Shares and Warrants comprising the Units to the Purchaser. The Purchaser further covenants to the Company, the Underwriters and the U.S. Affiliates (as applicable) that by accepting the Units, the Purchaser will be representing and warranting that such representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Date, and that the covenants of the Purchaser made by it in this Subscription Agreement to be performed prior to the Closing Date have been performed. The Purchaser further agrees to indemnify the Underwriters, the Company and its respective directors, officers, employees, advisers, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses, damages and liabilities which any of them may suffer or incur and which are caused by or rise from any inaccuracy in, or breach or misrepresentation by the Purchaser of, any such representations, warranties and covenants. The Purchaser undertakes to immediately notify the Company, the Underwriters and the U.S. Affiliates (as applicable) of any change in any statement or other information relating to the Purchaser set out herein or in a schedule hereto that takes place prior to the Closing Date.

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9.	Representations, Warranties and Covenants of the Company

By accepting the Purchaser’s subscription, the Company agrees that the Purchaser will have the benefit of all the representations, warranties and covenants given by the Company in the Underwriting Agreement and further agrees that all such representations, warranties and covenants will be deemed to be incorporated herein as if they were reproduced in their entirety, with such changes as are necessary in order to reflect that such representations, warranties and covenants are being made by the Company to the Purchaser. However, the Purchaser acknowledges and agrees that any of the representations, warranties and covenants set forth in the Underwriting Agreement may be varied, amended, altered or waived as contemplated in Section 5(c) hereof.

10.	Commissions, Fees and Expenses

The Purchaser understands that in connection with the Offering, on the Closing Date, the Underwriters will, subject to the terms of the Underwriting Agreement, receive from the Company a cash commission (the “Cash Commission”) equal to 6% of the aggregate gross proceeds raised in the Offering (including any exercise of the Underwriters’ Option); provided that the Cash Commission will be equal to 2% of the aggregate gross proceeds raised in the Offering from certain Purchasers in respect of which the Company will be paying a cash fee to Zed Financial Partners (as described below) and the Cash Commission will be equal to 3% of the aggregate gross proceeds raised in the Offering from certain purchasers listed on a president’s list (the “President’s List”). The Underwriters will, subject to the terms of the Underwriting Agreement, receive from the Company compensation options (the “Compensation Options”) entitling the Underwriters to purchase that number of Common Shares that is equal to 6% of the aggregate number of Units issued by the Company under the Offering (including any exercise of the Underwriters’ Option), for a period of 24 months from the Closing Date at an exercise price per Common Share equal to the lowest price permitted under the policies of the TSXV; provided that the number of Compensation Options will be equal to 2% of the aggregate number of Units issued by the Company to certain Purchasers in respect of which the Company will be issuing compensation options to Zed Financial Partners (as described below) and the number of Compensation Options will be equal to 3% of the aggregate number of Units issued by the Company to certain Purchasers on the President’s List.

The Purchaser also understands that in connection with the Offering to certain Purchasers, on the Closing Date, Zed Financial Partners will receive from the Company a cash fee equal to 4% of the aggregate proceeds raised from those certain Purchasers in the Offering. Zed Financial Partners will also receive from the Company compensation options entitling them to purchase that number of Common Shares that is equal to 4% of the aggregate number of Units issued by the Company to those certain Purchases introduced to the Company by Zed Financial Partners, for a period of 24 months from the Closing Date.

Subject to the terms of the Underwriting Agreement, the Company is also responsible to pay all reasonable fees and expenses of counsel for the Underwriters (up to a maximum amount as agreed between the Company and the Underwriters) and all reasonable costs and out-of-pocket expenses of the Underwriters, and all applicable taxes on any of the foregoing.

11.	No Revocation.

The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser without the consent of the Company, subject to Section 13 hereof. Further, to the extent permitted by law, the Purchaser expressly waives and releases the Company and the Underwriters from all rights of withdrawal or rescission to which the Purchaser might otherwise be entitled pursuant to the applicable Securities Laws with respect to the Units purchased pursuant to the Offering.

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12.	Exclusion of Liability of Underwriters.

The Purchaser acknowledges that the Underwriters are acting as underwriters in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Underwriters, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company. The Purchaser acknowledges that no information or representation concerning the Company has been provided to the Purchaser by the Company or the Underwriters other than those contained in this Subscription Agreement and the Underwriting Agreement, and that the Purchaser is relying entirely upon this Subscription Agreement, the Underwriting Agreement and publicly available information relating to the Company, such publicly available information having been delivered to the Purchaser without independent investigation or verification by the Underwriters, and agrees that the Underwriters assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed and agrees and acknowledges that the Company’s counsel and the Underwriters’ counsel are acting solely as counsel to the Company and the Underwriters, respectively, and not as counsel to the Purchaser. No person in the employment of, or acting as agent of, the Underwriters has any authority to make or give any representation or warranty whatsoever in relation to the Company or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Underwriters, and the Purchaser hereby releases the Underwriters from any claims that may arise in respect of any such information given or statement made.

13.	Withdrawal of Subscription.

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing if the Underwriters terminate their obligations with respect to the Offering under the Underwriting Agreement and hereby appoints the Underwriters as its agent for the purpose of notifying the Company of the withdrawal or termination of this subscription.

14.	Survival.

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Company and the Purchaser, notwithstanding the completion of the purchase of the Units by the Purchaser pursuant hereto, the subsequent issuance by the Company of the underlying Warrant Shares to the Purchaser, or the disposition of the Securities by the Purchaser, subject in the case of the representations and warranties in the Underwriting Agreement to the limitations and other terms thereof.

15.	Personal Information Authorization.

By executing this Subscription Agreement, the Purchaser hereby consents to the collection, use and disclosure of the personal information provided herein, and other personal information provided by the Purchaser or collected by the Company, the Underwriters, the U.S. Affiliates (as applicable), or their respective counsel as reasonably necessary in connection with the Purchaser’s subscription for the Units (collectively, “personal information”) as follows:

(a)	the Company, the Underwriters and, as applicable, the U.S. Affiliates may use personal information and disclose personal information to intermediaries such as the Company’s or Underwriters’ legal counsel and withholding and/or transfer agents for the purposes of determining the Purchaser’s eligibility to invest in the Securities and for managing and administering the Purchaser’s investment in the Securities;

(b)	the Company, the Underwriters and, as applicable, the U.S. Affiliates may disclose personal information to the TSXV and other securities regulatory authorities for purposes including, but not limited to, complete any filings required by the TSXV or other securities regulatory authorities, indirect collection of information by the TSXV or securities regulatory authorities under authority granted in applicable Securities Laws and the administration and enforcement of the applicable Securities Laws by the securities regulator authorities;

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(c)	the Company may use the Purchaser’s social insurance number for income reporting purposes in accordance with applicable law;

(d)	the Company and its advisors may each collect, use and disclose personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities; and

(e)	the Company and its advisors may use personal information and disclose personal information to parties connected with the proposed or actual transfer, sale, assignment, merger or amalgamation of the Company or its business or assets or similar transactions for the purpose of permitting such parties to evaluate and/or proceed with and complete such transaction. Purchasers, assignees and successors of the Company or its business or assets may collect, use and disclose personal information as described in this Subscription Agreement. The Purchaser acknowledges that the Company’s agents or intermediaries may be located outside of Canada, and personal information may be transferred and/or processed outside of Canada for the purposes described above, and that measures the Company may use to protect personal information while handled by agents, intermediaries or other third parties on its behalf, and personal information otherwise disclosed or transferred outside of Canada for the purposes described above, are subject to legal requirements in foreign countries applicable to the Company or such third parties; for example, any lawful requirements to disclose personal information to government authorities in those countries.

By executing this Subscription Agreement, the Purchaser consents to and authorizes the foregoing collection, use and disclosure of the Purchaser’s personal information. The Purchaser also consents to and authorizes the filing of copies or originals of any of this Subscription Agreement (including attachments) below as may be required to be filed with the TSXV or other securities regulatory authorities in connection with the transactions contemplated hereby. In addition, the Purchaser consents to and authorizes the collection, use and disclosure of all such personal information by the TSXV and other securities regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The Purchaser agrees that the Company, the Underwriters and, as applicable, the U.S. Affiliates may be required by law or otherwise to disclose to securities regulatory authorities the identity of the Purchaser and if applicable the beneficial purchaser for whom the Purchaser may be acting.

16.	Personal Information Protection and Electronic Documents Act

The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledge and consent to the fact that the Company, the Underwriters and, as applicable, the U.S. Affiliates are collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and consents to the Company, the Underwriters and, as applicable, the U.S. Affiliates retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent further acknowledges and consents to the fact that the Company, the Underwriters and, as applicable, the U.S. Affiliates may be required by the applicable Securities Laws, the rules and policies of any stock exchange or the rules of the Canadian Investment Regulatory Organization to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section. In addition to the foregoing, the Purchaser and, if the person signing this subscription is acting as agent for a disclosed principal, such agent acknowledges and agrees that the Company, the Underwriters and, as applicable, the U.S. Affiliates may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and the Purchaser;

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(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(c)	disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to the approval or acceptance of the Offering, reports of trades and similar stock exchange or regulatory filings;

(d)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(g)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

17.	Governing Law.

This Subscription Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Purchaser hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

18.	Independent Legal Advice.

The Purchaser acknowledges and agrees that: (i) Blakes has acted as legal counsel only to the Company and Bennett Jones has acted as legal counsel only to the Underwriters, (ii) neither Blakes nor Bennett Jones has provided legal advice to the Purchaser, and (iii) neither Blakes nor Bennett Jones is protecting the rights and interests of the Purchaser. The Purchaser acknowledges and agrees that the Company, the Underwriters, Blakes and Bennett Jones have given the Purchaser the opportunity to seek, and have recommended that the Purchaser obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Purchaser hereby represents and warrants to the Company, the Underwriters, Blakes and Bennett Jones that the Purchaser has sought independent legal advice or waives such advice. The Purchaser has been advised to consult his, her or its own legal advisors with respect to applicable Securities Laws, including resale restrictions, insider reporting requirements and early warning reporting requirements. The Purchaser understands that he, she or it is responsible for compliance with applicable Securities Laws.

19.	Severability.

The invalidity, illegality or unenforceability of any provision of this Subscription Agreement will not affect the validity, legality or enforceability of any other provision hereof.

20.	Costs.

All costs and expenses incurred by the Purchaser, including, without limitation, legal fees and disbursements relating to the purchase by the Purchaser of the Units, will be borne by the Purchaser.

16

21.	Assignment.

This Subscription Agreement will enure to the benefit of and be binding on the Company, the Purchaser and their respective heirs, administrators, executors, successors and permitted assigns. This Subscription Agreement may not be assigned by the Company and may only be transferred or assigned by the Purchaser: (a) subject to compliance with applicable Securities Laws, and (b) with the prior written consent of the Company and the Underwriters.

22.	No Partnership.

Nothing herein will constitute or be construed to constitute a partnership of any kind whatsoever between the Purchaser and the Company.

23.	Entire Agreement.

This Subscription Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, representations, warranties, covenants or other agreements between the parties hereto relating to the subject matter hereof, except as specifically set out, referred to or incorporated by reference herein.

24.	Amendments and Waivers.

Except as contemplated by Section 5 hereof and as permitted in the Underwriting Agreement, no amendment to this Subscription Agreement will be valid or binding unless set out in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the waiving party.

25.	Electronic Deliveries and Counterparts.

The Company, the Underwriters and, as applicable, the U.S. Affiliates will be entitled to rely on delivery by electronic means of a copy of this Subscription Agreement executed by the Purchaser, and acceptance by the Company of such executed Subscription Agreement will be legally effective to create a valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which will constitute one and the same document.

26.	Extended Meanings and Headings.

In this Subscription Agreement words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts and unincorporated associations. The headings contained herein are for convenience of reference only and will not affect the construction or interpretation hereof.

27.	Time of Essence.

Time will be of the essence of this Subscription Agreement.

28.	Currency.

All references to currency herein are to the lawful money of Canada, unless otherwise stated.

29.	Further Assurances.

Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

17

30.	Notices.

All notices or other communications to be given hereunder will be delivered by hand or by e-mail, and if delivered by hand, will be deemed to have been given on the date of delivery or, if sent by email, on the date of transmission if sent before 5:00 p.m. (Vancouver time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Company will be addressed to:

Bunker Hill Mining Corp.

300 – 1055 West Hasting Street

Vancouver, British Columbia V6E 2E9

Attention: Sam Ash

Email: [***]

with a copy (which will not constitute notice) to:

Blake, Cassels & Graydon LLP

1133 Melville St, Suite 3500, The Stack

Vancouver, BC V6E 4E5

Attention: Jamie Kariya

Email: [***]

Notices to the Purchaser will be addressed to the address of the Purchaser set out on the execution pages hereof, with a copy to Haywood Securities Inc., on behalf of the Underwriters to:

Haywood Securities Inc.
181 Bay Street, Suite 2910
Toronto, Ontario M5J 2T3

Attention: Ryan Matthiesen, Managing Director
Email: [***]

with a copy (which will not constitute notice) to:

Bennett Jones LLP
100 King Street West, Suite 3400
Toronto, Ontario M5X 1A4

Attention: Andrew Disipio

Email: [***]

Either the Company or the Purchaser may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

[Remainder of page intentionally left blank.]

18

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED BY ALL PURCHASERS RESIDENT IN ALL JURISDICTIONS

IMPORTANT: All $ amounts in this Schedule A refer to the lawful currency of the United States

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Underwriter”) for and on behalf of a syndicate of underwriters (collectively, the “Underwriters”) and all applicable U.S. registered broker-dealer affiliates of the Underwriters (collectively, the “U.S. Affiliates”)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this Accredited Investor Certificate by the Purchaser, this Accredited Investor Certificate shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement.

In connection with the proposed purchase of Units, the undersigned represents and warrants to, and covenants with, the Company, the Underwriters and, as applicable, the U.S. Affiliates on the date hereof and on the Closing Date, as follows:

(a)	the Purchaser understands and acknowledges that:

(i)	the Securities have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(ii)	the Securities may not be offered or sold except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom; and

(iii)	the Purchaser will not engage in any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities;

(b)	the Purchaser is resident in the jurisdiction set out under the “Purchaser’s Address” on page ii hereof, which is the address at which the Purchaser received and accepted the offer to purchase the Units;

(c)	if the Purchaser decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless the sale is:

(i)	to the Company;

(ii)	made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)	made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

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and, in the case of clauses (ii), (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in each case in form and substance reasonably satisfactory to the Company;

(d)	it understands and acknowledges that the Securities will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates or DRS representing each of the Securities will bear a legend (the “U.S. Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [For warrants Include: and the securities issuable upon exercise hereof] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that the legend may be removed by delivery to the Company and the Company’s registrar and transfer agent of an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(e)	The Purchaser understands and acknowledges that the Company is a “domestic issuer” within the meaning of Regulation S under the U.S. Securities Act, and that therefore, the U.S. Legend cannot be removed in connection with a resale of Securities pursuant to Rule 904 of Regulation S under the U.S. Securities Act.

(f)	The Warrants may not be exercised unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states of the United States, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Warrants (a “Warrantholder”) will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants that comprise part of the Units purchased pursuant to the Offering, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser, if any, are Accredited Investors and its representations and warranties contained in this Accredited Investor Status Certificate remain true and correct with respect to the exercise of the Warrants and the holder represents to the Company as such.

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(g)	Upon the original issuance of the Warrants and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates or DRS representing the Warrants, and all certificates or DRS issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”

(h)	the Purchaser consents to the Company making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein;

(i)	the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(j)	the Purchaser certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Units;

(k)	the Purchaser acknowledges that the Company has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(l)	the Purchaser has not purchased the Units as a result of any form of “general solicitation or general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television, or the internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	the Purchaser is and will be acquiring the Units for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution of the Securities and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Units has any intention to distribute either directly or indirectly the Securities to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of such Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(n)	no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Securities;

(o)	the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

A-3

(p)	the Purchaser, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units, is an “accredited investor” that satisfies one or more criteria set forth in Rule 501(a) of Regulation D (an “Accredited Investor”), and the Purchaser has initialled the category of Accredited Investor applicable to the Purchaser and the Beneficial Purchaser (please place your initials and a P (denoting Purchaser) and, if applicable, a BP (denoting Beneficial Purchaser) on the appropriate line(s)):

____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

____	Category 4.	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

____	Category 5.	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.

____	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act.

____	Category 7.	An investment company registered under the Investment Company Act of 1940, as amended.

____	Category 8.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended.

____	Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

____	Category 10.	A rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

____	Category 11.	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000.

____	Category 12.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors.

A-4

____	Category 13.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

____	Category 14.	An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

____	Category 15.	A director, executive officer or general partner of the Company.

____	Category 16.

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability).

____	Category 17.	A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____	Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

____	Category 19.	An entity in which each of the equity owners meets the requirements of one of the above categories – if this category is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

____	Category 20.	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.

____	Category 21.	Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

____	Category 22.

Any “family office,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940:

(i) With assets under management in excess of US$5,000,000,

(ii) That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

____	Category 23.	Any “family client,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, of a family office whose prospective investment in the issuer is directed by such family office.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Accredited Investor Certificate are made with the intent that they may be relied upon by the Company, the Underwriters, the U.S. Affiliates (as applicable) and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the Units, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the Securities to the Purchaser. The Purchaser further covenants that by accepting the Units, the Purchaser will be representing and warranting that such representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at such Closing Date. The Purchaser undertakes to immediately notify the Company, the Underwriters, the U.S. Affiliates (as applicable) of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the Closing Date.

All monetary references in this Schedule only are in United States dollars.

[Signature page follows.]

A-5

DATED as of this ________ day of _________________, 2025.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

A-6

SCHEDULE B

PURCHASER CERTIFICATE

TO BE COMPLETED BY ALL PURCHASERS RESIDENT IN CANADA

TO:	BUNKER HILL MINING CORP. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Underwriter”) for and on behalf of a syndicate of underwriters (collectively, the “Underwriters”)

Terms not otherwise defined in this Schedule have the meaning given to them in, as applicable, (a) National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), (b) National Instrument 14-101 – Definitions, or (c) the securities legislation of the jurisdiction of the Company or Purchaser. While certain definitions used in this Schedule B are incorporated for ease of reference in footnotes, full reference should be made to NI 45-106 for the complete provisions, including definitions, and to the Companion Policy to NI 45-106 for matters of interpretation and application. All monetary references are in Canadian dollars.

Capitalized terms not specifically defined in this Schedule B have the meanings ascribed to them in the Subscription Agreement to which this Schedule B is attached.

INSTRUCTIONS

Each Purchaser must complete Part A (Purchasing as Principal) of this Schedule B and Part B (Accredited Investor) of this Schedule B.

If a Purchaser completes Part B of this Schedule B and is an individual Accredited Investor, such Purchaser must also complete Attachment 1 (Risk Acknowledgment Form for Individual Accredited Investors) to this Schedule B.

In connection with the purchase of the Units by the Purchaser, the Purchaser represents, warrants, covenants (on its own behalf or, if applicable, on behalf of those for whom the Purchaser is contracting under the Subscription Agreement) and certifies to the Company and the Underwriters, and acknowledges that the Company and the Underwriters are relying thereon, that:

PART A - PURCHASING AS PRINCIPAL

The Purchaser is: [check the box and complete the category that applies]

☐	(a)	purchasing the Units as principal; or

☐	(b)	deemed to be purchasing as principal under applicable Securities Laws, in accordance with the following statutory provision, the particulars of which are set out below:

B-1

PART B - ACCREDITED INVESTOR – CANADA

The Purchaser is: [check the box that applies]

☐	(a)	(i) except in Ontario, a Canadian financial institution[1], or a Schedule III bank[2],

(ii) in Ontario, a financial institution described in paragraph 73.1(1) of the Securities Act (Ontario) (as detailed below),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	a subsidiary[3] of any person[4] referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(e)	an individual[5] registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction[6], or any agency of that government,

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(j)

an individual who, either alone or with a spouse[7], beneficially owns financial assets[8] having an aggregate realizable value that, before taxes but net of any related liabilities[9], exceeds $1,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (j), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

[1]	“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.
[2]	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada).
[3]	“subsidiary” means an issuer that is controlled by another issuer, and an issuer is controlled by a person if (a) voting securities of the issuer are held, other than by way of security only, by or for the benefit of that person, and (b) the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the issuer.
[4]	“person” includes an individual, corporation, partnership, trust, fund, association, syndicate, organization, any other organized group of persons, whether incorporated or not, and the personal or other legal representative of a person to whom the context can apply according to law.
[5]	“individual” means a natural person, but does not include (a) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or (b) a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative.
[6]	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.
[7]	“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (b) is living with another individual in a marriage-like relationship, including a marriage like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).
[8]	“financial assets” means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.
[9]	“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.

B-2

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IMPORTANT – If you qualify as an accredited investor under this Category (k), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

☐	(l)

an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

IMPORTANT – If you qualify as an accredited investor under this Category (l), you must complete and execute Form 45-106F9 –Individual Risk Acknowledgment form, attached as Attachment 1 to this Schedule B

☐	(m)	a person, other than an individual or investment fund[10], that has net assets[11] of at least $5,000,000 as shown on its most recently prepared financial statements[12], and such person has not been created or used solely to purchase or hold securities as an accredited investor,

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

(ii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)	a person acting on behalf of a fully managed account[13] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser[14] or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse[7], a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

[10]	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes (a) an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), and whose business objective is making multiple investments, and (b) a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), whose business objective is making multiple investments and a “non-redeemable investment fund” means an issuer, (x) whose primary purpose is to invest money provided by its securityholders, (y) that does not invest, (i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or (ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and (z) that is not a mutual fund.
[11]	“net assets” means the value of the total assets of the purchaser less the value of the total liabilities.
[12]	“financial statements” includes interim financial reports.
[13]	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.
[14]	“eligibility adviser” means (a) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and (b) in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

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DATED as of this ______ day of _________________, 2025.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

B-4

ATTACHMENT 1 TO SCHEDULE B
INDIVIDUAL RISK ACKNOWLEDGMENT FORM

TO BE COMPLETED BY ALL PURCHASERS WHO SELECTED CATEGORY (J), (K) OR (L) ON SCHEDULE B

Form 45-106F9

Risk Acknowledgement Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units (each comprised of one share of common stock and one common stock purchase warrant)	Issuer: Bunker Hill Mining Corp.
Purchased from: Bunker Hill Mining Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of US$____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you (you may initial more than one statement). The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Bunker Hill Mining Corp.
300 - 1055 West Hastings Street
Vancouver, British Columbia
V6E 2E9

Attention: Gerbrand Van Heerden, Chief Financial Officer, Telephone: 604-506-3613,
Email: [***].

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

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SCHEDULE C

INTERNATIONAL PURCHASER CERTIFICATE

TO BE COMPLETED BY PURCHASERS RESIDENT IN A JURSIDICTION OUTSIDE OF CANADA AND THE UNITED STATES

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Underwriter”) for and on behalf of a syndicate of underwriters (collectively, the “Underwriters”)

Reference is made to the subscription agreement between the Company and the undersigned dated as of the date hereof (the “Subscription Agreement”). Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement. In connection with the purchase of the Units by the undersigned purchaser (the “Purchaser”) or, if applicable, on behalf of any disclosed beneficial purchaser (“Disclosed Beneficial Purchaser”), the Purchaser hereby represents, warrants, covenants and certifies to the Company and the Underwriters that:

1.	The Purchaser is resident in a jurisdiction outside Canada and the United States (the “International Jurisdiction”) or is otherwise subject to the laws of an International Jurisdiction.

2.	The Purchaser complies with the requirements of all applicable Securities Laws in the applicable International Jurisdiction and will provide such evidence of compliance with all such matters as the Company and the Underwriters may request.

3.	Upon execution of this International Purchaser Certificate by the Purchaser, this International Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

4.	The Purchaser is: [check the box that applies]

☐	(a)	purchasing the Units as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities; or

☐	(b)	is acting as agent for one or more beneficial purchasers disclosed on page iii of the Subscription Agreement, each Disclosed Beneficial Purchaser is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities.

5.	The Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the International Jurisdiction having application or jurisdiction over the Purchaser and which would apply to the acquisition of the Units.

6.	The Purchaser is purchasing the Units pursuant to exemptions from prospectus, registration or similar requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the Units under the applicable Securities Laws of the International Jurisdiction without the need to rely on exemptions, and the Company does not have any filing obligations in that International Jurisdiction.

7.	Applicable laws of International Jurisdictions do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in that International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Securities.

8.	The Purchaser is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in a completed and executed certificate certifying the same that has been delivered concurrently to the Company and the Underwriters with this certificate.

[Signature page follows.]

C-1

DATED as of this ________ day of ________________, 2025.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

C-2

SCHEDULE D

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: _______________________________________________________________________________

(b)	Complete Address: ______________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: _____________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?_______________________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than C$20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

D-1

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ____________________________________

on ____________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

D-2

SCHEDULE E

TERM SHEET

BOUGHT DEAL Private Placement of UNITS

ISSUER:	Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”).

AMOUNT:	● C$18,000,000 (the “CAD Offering”); and ● US$19,599,750 (the “USD Offering” and together with the CAD Offering, the “Offering”).

OFFERING:

375,000,000 units (the “Units”) comprised of 150,000,000 Units under the CAD Offering and 225,000,000 Units under the USD Offering.

Each Unit will consist of one share of common stock of the Company (a “Unit Share”) and one common stock purchase warrant of the Company (a “Warrant”). Each Warrant will entitle the holder thereof to acquire one share of common stock of the Company (a “Warrant Share”) at a price per Warrant Share of C$0.17 for a period of 60 months from the Closing Date (as defined below).

ISSUE PRICE:	● C$0.12 per Unit (the “Issue Price”) under the CAD Offering. ● US$0.08711 per Unit under the USD Offering.

UNDERWRITERS’ OPTION:	The Company grants the Underwriters (as defined below) an option, exercisable, in whole or in part, at any time up to 48 hours prior to the Closing Date (as defined below), to purchase, or find substitute purchasers for, up to an additional 56,250,000 Units at the Issue Price.

CORNERSTONE INVESTORS:	A cornerstone investor is expected to purchase the entire USD Offering for US$19,599,750 in Units under the Offering (the “Cornerstone Subscription”). A separate cornerstone investor is expected to subscribe under the CAD Offering for approximately C$7,000,000 in Units under the Offering. Completion of the Offering is subject to the Cornerstone Subscription closing.

OFFERING TYPE:	“Bought deal” private placement offering of Units subject to a formal underwriting agreement containing “material adverse change out”, “disaster out”, “regulatory out”, “breach of agreement out” and “due diligence out” clauses.

QUALIFYING AND SELLING JURISDICTIONS:

The Units will be offered to eligible investors in each of the Provinces and Territories of Canada pursuant to available private placement exemptions under National Instrument 45-106 – Prospectus Exemptions and in compliance with applicable securities regulatory requirements. The Units may also be offered in jurisdictions other than Canada and the United States that are mutually agreed to by the Company and Haywood, each acting reasonably, in each case in compliance with applicable securities regulatory requirements. All offers and sales of Units will also be made to “accredited investors” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933), pursuant to the exemption from registration provided by Rule 506(b) of Regulation D thereunder.

Haywood may propose to offer and sell, through their respective U.S. broker-dealer affiliates, the Units in the United States to “accredited investors” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, pursuant to the exemption from registration provided by Rule 506(b) of Regulation D thereunder and in compliance with any applicable securities laws of any state of the United States.

All Units offered and sold will be “restricted securities” (as defined in Rule 144(a)(3) under the U.S. Securities Act).

E-1

HOLD PERIOD:	The Unit Shares, Warrants, Warrant Shares, Compensation Options (as defined below) and all securities comprising, underlying or issuable pursuant to the Compensation Options shall be subject to a statutory four-month hold period in Canada set out in National Instrument 45-102 – Resale of Securities and to a minimum concurrent six-month hold period under applicable U.S. securities laws.

USE OF PROCEEDS:	The Company intends to use the net proceeds of the Offering to advance the construction of the Bunker Hill Mine and move it to commercial production, and for general corporate and working capital purposes.

TSXV LISTING:

The Company shall obtain the necessary approvals to list the Unit Shares, the Warrant Shares, and any securities issuable pursuant to and underlying the Compensation Options on the TSX Venture Exchange (“TSXV”) under the Company’s trading symbol “BNKR”, which listing shall be conditionally approved prior to the Closing Date.

The Warrants will not be listed.

UNDERWRITERS:	Haywood Securities Inc. (“Haywood”), as lead underwriter and sole bookrunner, together with a syndicate of underwriters (collectively, the “Underwriters”).

COMMISSION:

6.0% cash fee on gross proceeds from the Offering; and

Compensation options (the “Compensation Options”) entitling the Underwriters to purchase that number of shares of common stock of the Company that is equal to 6.0% of the aggregate number of Units issued by the Company under the Offering at an exercise price per such common share that is equal to the lowest price permitted under TSXV policies for a period of 24 months from the Closing Date.

ELIGIBILITY:	Eligible under the usual statutes as well as for RRSPs, RRIFs, DPSPs, RESPs, TFSAs & FHSAs.

CLOSING:	September 29, 2025 or such other date as agreed between the Company and the Underwriters (the “Closing Date”), each acting reasonably.

U.S. NOTICE:	The securities offered hereby have not been and will not be registered under the U.S. Securities Act, or any state securities laws, and accordingly may not be offered, sold or delivered, directly or indirectly, within the United States, its possessions and other areas subject to its jurisdiction, except pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 506(b) of Regulation D under the U.S. Securities Act and exemptions from the registration requirements of applicable state securities laws.

E-2